UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

Starwood Waypoint Homes

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36163 (Commission File Number)	80-6260391 (IRS Employer Identification No.)

8665 East Hartford Drive Scottsdale, AZ (Address of principal	85255 (Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(480) 362-9760

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On November 8, 2017, Starwood Waypoint Homes (the “Company”) issued a press release containing financial results of the Company and a supplemental report of financial and operating information of the Company for the quarter ended September 30, 2017.  Copies of the press release and supplemental report are attached as Exhibits 99.1 and 99.2.

The information included in Items 2.02 and 9.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether before or after the date hereof, except as shall be set forth by specific reference in any such filing.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	Press Release, dated November 8, 2017, announcing the results of operations and financial condition of Starwood Waypoint Homes as of September 30, 2017 and for the quarter then ended.
	99.2	Supplemental Report, dated November 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD WAYPOINT HOMES
Dated: November 8, 2017	By:	/s/ Ryan Berry
	Name:	Ryan Berry
	Title:	General Counsel